Exhibit 32.1

PUBLIC MEDIA WORKS, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Public Media Works, Inc. (the “Company”) on Form 10-QSB for the period ending May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. Szabo, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2004	/s/ Thomas A. Szabo
Thomas A. Szabo
Chief Executive Officer and Chairman

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.